UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 18, 2017

Date of Report (Date of earliest event reported)

AGRO CAPITAL MANAGEMENT CORP.
(Exact name of registrant as specified in its charter)

Nevada	333-185928	33-1230673
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Reitler Kailas & Rosenblatt LLC 885 Third Ave., 20th Floor New York, New York	10022
(Address of principal executive offices)	(Zip Code)

(212) 209-3050

Registrant’s telephone number, including area code

____________________________________________

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On August 18, 2017, the independent registered public accounting firm of Agro Capital Management Corp., a Nevada corporation (the “Company”), in conjunction with the review of our June 30, 2017 financial statements, advised our management that our previously filed consolidated financial statements as of and for the quarterly period ended March 31, 2017 needed to be restated. The restatement results from errors in accounting for shares issued as compensation by us during 2017 (the “Shares”).

We failed to record as compensation expense the issuance of the Shares. We therefore will restate our financial statements for the quarterly period ended March 31, 2017 to correct the accounting for the issuance of the Shares.

As a result of the error and pending restatement, the consolidated financial statements for the quarter ended March 31, 2017 contained in our 2017 Quarterly Reports on Form 10-Q should no longer be relied upon.

We will amend our Form 10-Q for the period ended March 31, 2017 to include the restated financial statements. The amended Form 10-Q will be filed as soon as possible.

Our management discussed the matters disclosed in Item 4.02 of this filing with, and provided a copy of this Form 8-K to, Michael Gillespie & Associates, PLLC, the Company’s independent registered certified public accounting firm.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

7.1	Letter from independent accountant pursuant to Item 4.02(c) of Form 8-K

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, the Company’s expectations regarding future financial performance and liquidity, its long-term strategy, restructuring and other initiatives, and future operations or operating results. These statements often can be identified by the use of terms such as “may,” “should,” “could,” will,” “expect,” “believe,” “planned, “anticipate,” “estimate,” “project,” “intend,” “forecast,” “approximate” or “continue,” or similar expressions. Although the Company believes that its expectations are based on reasonable assumptions within the bounds of its knowledge of its business and operations, the Company cannot assure that actual results will not differ materially from its expectations. The Company assumes no responsibility to update forward-looking statements made herein or otherwise.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGRO CAPITAL MANAGEMENT, CORP.

DATE: August 23, 2017

By:	/s/ Badurul Hisam Bin Samsuddin
Name:	Badurul Hisam Bin Samsuddin
Title:	CEO

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